THE PHOENIX EDGE SERIES FUND

                Supplement dated August 1, 1997 to Prospectus and
            Statement of Additional Information dated July 15, 1997


Effective August 1, 1997, Duff & Phelps Investment Management Co. ("DPIM") replaced ABKB/LaSalle Securities Limited Partnership ("ABKB") as subadviser for the Real Estate Securities Series. By this Supplement, all references to ABKB in the Prospectus and Statement of Additional Information are deleted and DPIM is substituted therefor. In addition, this Supplement will effect the following changes:

THE FUND AND ITS MANAGEMENT - INVESTMENT ADVISERS
    The following language is inserted on page 22 of the Prospectus at the end of the paragraph describing PRS:

    Duff & Phelps Investment Management Co. ("DPIM"), an affiliate of the Adviser, serves as subadviser to the Real Estate Series. DPIM is a subsidiary of PD&P, an affiliate of the Adviser, and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PD&P is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 1996, DPIM had approximately $14 billion in assets under management on a discretionary basis.

THE FUND AND ITS MANAGEMENT - PORTFOLIO MANAGERS
    The following replaces the paragraph under "Real Estate Series" on page 23 of the Prospectus:

    Barbara Rubin and Michael Schatt are responsible for managing the assets of the Real Estate Series. Ms. Rubin, president of the Adviser, is also vice president and coportfolio manager for the Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund. She has over 21 years real estate experience and has been associated with Phoenix for the past 15 years. Michael Schatt is employed as managing director of PD&P and is a senior vice president of the Adviser and vice president of DPIM. His current responsibilities include serving as coportfolio manager of the Real Estate Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC and has over 16 years experience in the real estate industry.

TRUSTEES AND OFFICERS
    The following is inserted on page 20 of the Statement of Additional
Information:

Michael Schatt      Vice President, Phoenix Realty Securities, Inc. (1997-
Vice President      present). Vice President, Duff & Phelps Investment
                    Management Co. (1997-present). Vice President, The Phoenix
                    Edge Series Fund, Phoenix Multi-Portfolio Fund, Phoenix
                    Duff & Phelps Institutional Mutual Funds, Duff & Phelps
                    Utilities Income Inc. (1997-present). Managing Director,
                    Phoenix Duff & Phelps Corporation (1994-present). Director,
                    Real Estate Advisory Practice, Coopers & Lybrand, LLC
                    (1990-1994).

    In addition, a portfolio management change has occurred with respect to the Growth Series. This Supplement will effect the following changes to the Prospectus and Statement of Additional Information.

THE FUND AND ITS MANAGEMENT - PORTFOLIO MANAGERS
    The following replaces the paragraph under "Growth Series" on page 23 of the
Prospectus:

    Mr. John D. Kattar has served as portfolio manager of the Growth Series since 1997 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. He is also vice president of the Fund. Mr. Kattar previously was a senior vice president of Baring Asset Management Company, Inc. from 1989 to 1997 and a director of Baring Mutual Fund Management from 1993 to 1996. In that role, Mr. Kattar was equity portfolio manager for domestic and international pension plans, endowments and mutual funds and, as such, had responsibility for research in both the large cap and small cap areas including quantitative research and model development for stock selection and portfolio construction.

TRUSTEES AND OFFICERS
    The following is inserted on page 18 of the Statement of Additional
Information:

John D. Kattar      Managing Director/Senior Portfolio Manager, Phoenix
Vice President      Investment Counsel, Inc. (1997-present). Senior Vice
                    President, Baring Asset Management Company, Inc. (1989-
                    1997). Director, Baring Mutual Fund Management (1993-1996).